                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY
                        ADVANTICA RESTAURANT GROUP, INC.


         KNOW ALL THESE PERSONS BY THESE PRESENTS, that each of the undersigned hereby constitutes and appoints Rhonda J. Parish and Andrew F. Green the true and lawful attorney-in-fact, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, to sign on his or her behalf, as a director or officer, or both, as the case may be, of Advantica Restaurant Group, Inc., a Delaware corporation (the "Corporation"), a Registration Statement on Form S-4 (and any abbreviated registration statement relating thereto permitted pursuant to Rule 462 under the Securities Act of 1933, as amended (the "Securities Act")), for the purpose of registering, pursuant to the Securities Act, senior notes due 2007 of the Corporation, and to sign any or all amendments and any or all post-effective amendments to such Registration Statement (and any such abbreviated registration statement), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney or attorneys-in-fact, each of them with or without the other, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney or attorneys-in-fact or each of them or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.


  /s/ JAMES B. ADAMSON                     /s/ NELSON J. MARCHIOLI
-----------------------------------        -------------------------------------
James B. Adamson                           Nelson J. Marchioli

/s/ VERA K. FARRIS                         /s/ JAMES J. GAFFNEY
-----------------------------------        -------------------------------------
Vera K. Farris                             James J. Gaffney

/s/ ROBERT E. MARKS                        /s/ LLOYD I. MILLER, III
-----------------------------------        -------------------------------------
Robert E. Marks                            Lloyd I. Miller, III

/s/ CHARLES F. MORAN                       /s/ ELIZABETH A. SANDERS
-----------------------------------        -------------------------------------
Charles F. Moran                           Elizabeth A. Sanders

/s/ DONALD R. SHEPHERD
-----------------------------------
Donald R. Shepherd


Dated:   November 2, 2001

                                POWER OF ATTORNEY
                             DENNY'S HOLDINGS, INC.

         KNOW ALL THESE PERSONS BY THESE PRESENTS, that each of the undersigned hereby constitutes and appoints James H. Allyn the true and lawful attorney-in-fact, with full power of substitution and resubstitution, for him and in his name, place and stead, to sign on his behalf, as a director or officer, or both, as the case may be, of Denny's Holdings, Inc., a New York corporation (the "Corporation"), a Registration Statement on Form S-4 (and any abbreviated registration statement relating thereto permitted pursuant to Rule 462 under the Securities Act of 1933, as amended (the "Securities Act")), for the purpose of registering, pursuant to the Securities Act, senior notes due 2007 of the Corporation, and to sign any or all amendments and any or all post-effective amendments to such Registration Statement (and any such abbreviated registration statement), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney or attorney-in-fact, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney or attorney-in-fact or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.


  /s/ SAMUEL S. SONTAG                        /s/ JAMES H. ALLYN
--------------------------------------        --------------------------------
Samuel S. Sontag                              James H. Allyn


Dated:   November 1, 2001